UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	November 24, 2003

Duckwall-ALCO Stores, Inc. (Exact name of registrant as specified in its charter)

Kansas (State or other jurisdiction of incorporation)	0-20269 (Commission File Number)	48-0201080 (IRS Employer Identification No.)

401 Cottage, Abilene, KS (Address of principal executive offices)	67410-2832 (Zip Code)

Registrant’s telephone number, including area code	(785) 263-3350

(Former name or former address if changed since last report)

Item 12.	Results of Operations and Financial Condition.
Duckwall-ALCO Stores, Inc. is furnishing this current report on Form 8-K in order to furnish to the Securities and Exchange Commission a press release we will issue on November 24, 2003, which press release may be deemed to disclose information regarding our results of operations for our fiscal quarter that ended November 2, 2003. A copy of the press release being furnished is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant) Duckwall-ALCO Stores, Inc.

Date: November 24, 2003 By:	/s/ Richard A. Mansfield Name: Richard A. Mansfield Title: Vice President – Finance Chief Financial Officer

2

EXHIBIT INDEX

Exhibit No.	Subject Matter: Press Release
99.1

3